UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 12, 2006 (July 11, 2006)



                             The Warnaco Group, Inc.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      001-10857               95-4032739
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


   501 Seventh Avenue, New York, New York                            10018
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 287-8000
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Election of Directors.

         On July 11, 2006, The Warnaco Group, Inc. (the "Company") issued a press release announcing that effective July 11, 2006, Nancy A. Reardon was elected to its Board of Directors. Ms. Reardon has also been appointed to serve on the Compensation Committee of the Company's Board of Directors.

         A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                     99.1                   Press Release, dated July 11, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WARNACO GROUP, INC.



Date:  July 12, 2006                   By: /s/ Jay A. Galluzzo
                                           -------------------------------
                                           Name:  Jay A. Galluzzo
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.      Document
   -----------      --------

      99.1          Press Release, dated July 11, 2006